Fresh-Start Accounting	12 Months Ended
Dec. 31, 2011
Reorganizations [Abstract]
Fresh-Start Accounting [Text Block]
NOTE 4. Fresh-Start Accounting

The application of fresh-start accounting results in the allocation of reorganization value to the fair value of assets and is permitted only when the reorganization value of assets immediately prior to confirmation of a plan of reorganization is less than the total of all post-petition liabilities and allowed claims and the holders of voting shares immediately prior to the confirmation of the plan of reorganization receive less than 50% of the voting shares of the emerging entity. The Company adopted fresh-start accounting as of the Effective Date, which represents the date that all material conditions precedent to the Plan were resolved, because holders of existing voting shares immediately before filing and confirmation of the plan received less than 50% of the voting shares of the emerging entity and because its reorganization value is less than post-petition liabilities and allowed claims, as shown below:

October 1, 2010
(Dollars in Millions)
Post-petition liabilities	$2,763
Liabilities subject to compromise	3,121
Total post-petition liabilities and allowed claims	5,884
Reorganization value of assets	(5,141)
Excess post-petition liabilities and allowed claims	$743

Reorganization Value

The Company’s reorganization value includes an estimated enterprise value of approximately $2.4 billion, which represents management’s best estimate of fair value within the range of enterprise values contemplated by the Court of $2.3 billion to $2.5 billion. The range of enterprise values considered by the Court was determined using certain financial analysis methodologies including the comparable companies analysis, the precedent transactions analysis and the discounted cash flow analysis. The application of these methodologies requires certain key judgments and assumptions, including financial projections, the amount of cash available to fund operations and current market conditions.

The comparable companies analysis estimates the value of a company based on a comparison of such company’s financial statistics with the financial statistics of publicly-traded companies with similar characteristics. Criteria for selecting comparable companies for this analysis included, among other relevant characteristics, similar lines of business, geographic presence, business risks, growth prospects, maturity of businesses, market presence, size and scale of operations. The comparable companies analysis established benchmarks for valuation by deriving financial multiples and ratios for the comparable companies, standardized using common metrics of (i) EBITDAP (Earnings Before Interest, Taxes, Depreciation, Amortization and Pension expense) and (ii) EBITDAP minus capital expenditures. EBITDAP based metrics were utilized to ensure that the analysis allowed for valuation comparability between companies which sponsor pensions and those that do not. The calculated range of multiples for the comparable companies was used to estimate a range which was applied to the Company’s projected EBITDAP and projected EBITDAP minus capital expenditures to determine a range of enterprise values. The multiples ranged from 4.6 to 7.8 depending on the comparable company for EBITDAP and from 6.1 to 14.6 for EBITDAP minus capital expenditures. Because the multiples derived excluded pension expense, the analysis further deducted an estimated amount of pension underfunding totaling $455 million from the resulting enterprise value.

The precedent transactions analysis is based on the enterprise values of companies involved in public or private merger and acquisition transactions that have operating and financial characteristics similar to Visteon. Under this methodology, the enterprise value of such companies is determined by an analysis of the consideration paid and the debt assumed in the merger, acquisition or restructuring transaction. As in a comparable companies valuation analysis, the precedent transactions analysis establishes benchmarks for valuation by deriving financial multiples and ratios, standardized using common variables such as revenue or EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization). In performing the precedent transactions analysis an EBITDAP metric was not able to be used due to the unavailability of pension expense information for the transactions analyzed. Therefore, the precedent transactions analysis relied on derived EBITDA multiples, which were then applied to the Company’s operating statistics to determine enterprise value. Different than the comparable companies analysis in that the EBITDA metric is already burdened by pension costs, the precedent transactions analysis did not need to separately deduct pension underfunding in order to calculate enterprise value. The calculated multiples used to estimate a range of enterprise values for the Company, ranged from 4.0 to 7.1 depending on the transaction.

The discounted cash flow analysis estimates the value of a business by calculating the present value of expected future cash flows to be generated by such business. This analysis discounts the expected cash flows by an estimated discount rate. This approach has three components: (i) calculating the present value of the projected unlevered after-tax free cash flows for a determined period of time, (ii) adding the present value of the terminal value of the cash flows and (iii) subtracting the present value of projected pension payments in excess of the terminal year pension expense through 2017, due to the underfunded status of such pension plans. These calculations were performed on unlevered after-tax free cash flows, using an estimated tax rate of 35%, for the period beginning July 1, 2010 through December 31, 2013 (the “Projection Period”), discounted to the assumed effective date of June 30, 2010.

The discounted cash flow analysis was based on financial projections as included in the Fourth Amended Disclosure Statement (the “Financial Projections”) and included assumptions for the weighted average cost of capital (the “Discount Rate”), which was used to calculate the present value of future cash flows and a perpetuity growth rate for the future cash flows, which was used to determine the enterprise value represented by the time period beyond the Projection Period. The Discount Rate was calculated using the capital asset pricing model resulting in Discount Rates ranging from 14% to 16%, which reflects a number of Company and market-specific factors. The perpetuity growth rate was calculated using the perpetuity growth rate method resulting in a perpetuity growth rate for free cash flow of 0% to 2%. Projected pension payments were discounted on a similar basis as the overall discounted cash flow Discount Rate range.

The estimated enterprise value was based upon an equally weighted average of the values resulting from the comparable companies, precedent transactions and discounted cash flow analyses, as discussed above, and was further adjusted for the estimated value of non-consolidated joint ventures and the estimated amounts of available cash (i.e. cash in excess of estimated minimum operating requirements). The value of non-consolidated joint ventures was calculated using a discounted cash flow analysis of the dividends projected to be received from these operations and also includes a terminal value based on the perpetuity growth method, where the dividend is assumed to continue into perpetuity at an assumed growth rate. This discounted cash flow analysis utilized a discount rate based on the cost of equity range of 13% to 21% and a perpetuity growth rate after 2013 of 2% to 4%. Application of this valuation methodology resulted in an estimated value of non-consolidated joint ventures of $195 million, which was incremental to the estimated enterprise value. Projected global cash balances were utilized to determine the estimated amount of available cash of $242 million, which was incremental to the estimated enterprise value. Amounts of cash expected to be used for settlements under the terms of the Plan and the estimated minimum level of cash required for ongoing operations were deducted from total projected cash to arrive at an amount of remaining or available cash. The estimated enterprise value, after adjusting for the estimated fair values of non-debt liabilities, is intended to approximate the reorganization value, or the amount a willing buyer would pay for the assets of the company immediately after restructuring.

A reconciliation of the reorganization value is provided in the table below.

Components of Reorganization Value
October 1, 2010
(Dollars in Millions)
Enterprise value	$2,390
Non-debt liabilities	2,751
Reorganization value	$5,141

The value of a business is subject to uncertainties and contingencies that are difficult to predict and will fluctuate with changes in factors affecting the prospects of such a business. As a result, the estimates set forth herein are not necessarily indicative of actual outcomes, which may be significantly more or less favorable than those set forth herein. These estimates assume that the Company will continue as the owner and operator of these businesses and related assets and that such businesses and assets will be operated in accordance with the business plan, which is the basis for Financial Projections. The Financial Projections are based on projected market conditions and other estimates and assumptions including, but not limited to, general business, economic, competitive, regulatory, market and financial conditions, all of which are difficult to predict and generally beyond the Company’s control. Depending on the actual results of such factors, operations or changes in financial markets, these valuation estimates may differ significantly from that disclosed herein.

The Company’s reorganization value was first allocated to its tangible assets and identifiable intangible assets and the excess of reorganization value over the fair value of tangible and identifiable intangible assets was recorded as goodwill. Liabilities existing as of the Effective Date, other than deferred taxes, were recorded at the present value of amounts expected to be paid using appropriate risk adjusted interest rates. Deferred taxes were determined in conformity with applicable income tax accounting standards. Accumulated depreciation, accumulated amortization, retained deficit, common stock and accumulated other comprehensive loss attributable to the predecessor entity were eliminated.
Adjustments recorded to the predecessor entity to give effect to the Plan and to record assets and liabilities at fair value pursuant to the adoption of fresh-start accounting, including amounts associated with the Company's discontinued operations, are summarized below (dollars in millions):

	Predecessor	Reorganization		Fair Value		Successor
	10/1/2010	Adjustments (a)		Adjustments (b)		10/1/2010
Assets
Cash and equivalents	$918	$(52)	(c)	$—		$866
Restricted cash	195	(105)	(d)	—		90
Accounts receivable, net	1,086	(4)	(e)	—		1,082
Inventories, net	395	—		4	(q)	399
Other current assets	283	(11)	(f)	(14)	(r), (aa)	258
Total current assets	2,877	(172)		(10)		2,695
Property and equipment, net	1,812	—		(240)	(s)	1,572
Equity in net assets of non-consolidated affiliates	378	5	(g)	13	(t)	396
Intangible assets, net	6	—		361	(u)	367
Goodwill	—	—		38	(v)	38
Other non-current assets	74	13	(h)	(14)	(w), (aa)	73
Total assets	$5,147	$(154)		$148		$5,141

Liabilities and Stockholders’ (Deficit) Equity
Short-term debt, including current portion of long-term debt	$128	$5	(k)	$—		$133
Accounts payable	1,043	—		—		1,043
Accrued employee liabilities	196	19	(i)	3	(x)	218
Other current liabilities	326	95	(j)	(58)	(y)	363
Total current liabilities	1,693	119		(55)		1,757
Long-term debt	12	473	(k)	—		485
Employee benefits	632	154	(l)	(63)	(x)	723
Deferred income taxes	175	(5)	(m)	27	(aa)	197
Other non-current liabilities	251	(5)	(n)	(39)	(y), (aa)	207
Liabilities subject to compromise	3,121	(3,121)	(o)	—		—
Common stock — Successor	—	1	(p)	—		1
Stock warrants — Successor	—	41	(p)	—		41
Common stock — Predecessor	131	(131)	(p)	—		—
Stock warrants — Predecessor	127	(127)	(p)	—		—
Additional paid-in capital	3,407	(2,175)	(p)	(169)	(p)	1,063
Accumulated deficit	(4,684)	4,619	(p)	65	(p)	—
Accumulated other comprehensive loss	(74)	—		74	(p)	—
Treasury stock	(3)	3	(p)	—		—
Total Visteon shareholders’ (deficit) equity	(1,096)	2,231		(30)		1,105
Non-controlling interests	359	—		308	(z)	667
Total shareholders’ (deficit) equity	(737)	2,231		278		1,772
Total liabilities and shareholders’ (deficit) equity	$5,147	$(154)		$148		$5,141

Explanatory Notes

a.
Records adjustments necessary to give effect to the Plan, including the receipt of cash proceeds associated with the Rights Offering and Exit Facility, settlement of liabilities subject to compromise, elimination of Predecessor equity and other transactions as contemplated under the Plan. These adjustments resulted in a pre-tax gain on the settlement of liabilities subject to compromise of $956 million in the nine-month Predecessor period ended October 1, 2010 (see explanatory note o., as follows). The Company recorded a $5 million income tax benefit attributable to cancellation of inter-company indebtedness with foreign affiliates pursuant to the Plan.

b.
Records adjustments necessary to reflect assets and liabilities at fair value and to eliminate Accumulated deficit and Accumulated other comprehensive income/(loss). These adjustments resulted in a pre-tax gain of $106 million in the nine-month Predecessor period ended October 1, 2010. Adjustments to record assets and liabilities at fair value on the Effective Date are as follows (dollars in millions):

Inventory	$4
Property and equipment	(240)
Equity in net assets of non-consolidated affiliates	13
Intangible assets	361
Goodwill	38
Other assets	(14)
Employee benefits	60
Other liabilities	97
Non-controlling interests	(308)
Elimination of Predecessor accumulated other comprehensive loss and other equity	95
Pre-tax gain on fair value adjustments	$106
Net tax expense related to fresh-start adjustments	(41)
Net income on fresh-start adjustments	$65

c.	This adjustment reflects the net use of cash on the Effective Date and in accordance with the Plan (dollars in millions):

Rights offering proceeds	$1,250
Exit financing proceeds, net	482
Net release of restricted cash	105
Total sources	1,837
Seven year secured term loan and interest	1,660
ABL and letters of credit	128
Rights offering fees	49
Payment of administrative and professional claims	23
Debt issue fees	10
Claim settlements and other	19
Total uses	1,889
Net decrease in cash	$(52)

d.
The decrease in restricted cash reflects the release of $173 million of cash that was restricted under various orders of the Bankruptcy Court, partially offset by the establishment of a professional fee escrow account of $68 million.

e.	This adjustment reflects the settlement of a receivable in connection with the Release Agreement.

f.	This adjustment relates to the Rights Offering commitment premium deposit paid in July 2010.

g.	This adjustment records additional equity in net income of non-consolidated affiliates related to the nine-month Predecessor period ended October 1, 2010.

h.	This adjustment records $13 million of estimated debt issuance costs capitalized in connection with the exit financing facility.

i.	This adjustment reflects the reinstatement of OPEB and non-qualified pension obligations expected to be paid within 12 months.

j.
This adjustment reflects the establishment of a liability for the payment of $122 million of allowed general unsecured and other claims in accordance with the Plan partially offset by $23 million of accrued reorganization items that were paid on the Effective Date and $4 million for amounts settled in connection with the Release Agreement.

k.	This adjustment reflects the new $500 million secured term loan, net of $10 million original issuance discount and $12 million of fees paid to the lenders.

l.
This adjustment represents the reinstatement of $154 million of other postretirement employee benefit (“OPEB”) and non-qualified pension obligations from Liabilities subject to compromise in accordance with the terms of the Plan.

m.	This adjustment reflects the deferred tax impact of certain intercompany liabilities subject to compromise that were cancelled in accordance with the Plan.

n.	This adjustment eliminates incentive compensation accruals for terminated Predecessor compensation plans.

o.	This adjustment reflects the settlement of liabilities subject to compromise (“LSC”) in accordance with the Plan, as shown below (dollars in millions):

	LSC September 30, 2010	Settlement per Fifth Amended Plan	Gain on Settlement of LSC
Debt	$2,490	$1,717	$773
Employee liabilities	324	218	106
Interest payable	183	160	23
Other claims	124	70	54
	$3,121	$2,165	$956
Income tax benefit			5
After-tax gain on settlement of LSC			$961

p.	The cancellation of Predecessor Visteon common stock in accordance with the Plan and elimination of corresponding shareholders’ deficit balances, are shown below (dollars in millions):

	Predecessor Shareholders’ Deficit September 30, 2010	Reorganization Adjustments	Fresh-Start Adjustments	Successor Shareholders’ Equity October 1, 2010
Common stock
Predecessor	$131	$(131)	$—	$—
Successor	—	1	—	1
Stock warrants
Predecessor	127	(127)	—	—
Successor	—	41	—	41
Additional paid-in capital
Predecessor	3,407	(3,407)	—	—
Successor	—	1,232	(169)	1,063
Accumulated deficit	(4,684)	4,619	65	—
Accumulated other comprehensive loss	(74)	—	74	—
Treasury stock	(3)	3	—	—
Visteon Shareholders’ (deficit) equity	$(1,096)	$2,231	$(30)	$1,105

This adjustment also reflects the issuance of Successor common stock.
A reconciliation of the reorganization value of assets to the Successor’s common stock is shown below (dollars in millions, except per share amounts):

Reorganization value of assets	$5,141
Less: fair value of debt	(618)
Less: fair value of non-controlling interests	(667)
Less: fair value of liabilities (excluding debt)	(2,751)
Successor common stock and warrants	$1,105
Less: fair value of warrants	(41)
Successor common stock	$1,064

Shares outstanding at October 1, 2010	48,642,520
Per share value	$21.87

The per-share value of $21.87 was utilized to determine the value of shares issued for settlement of allowed claims.

q.
Inventory was recorded at fair value and was estimated to exceed book value by approximately $26 million. Raw materials were valued at current replacement cost. Work-in-process was valued at estimated finished goods selling price less estimated disposal costs, completion costs and a reasonable profit allowance for selling effort. Finished goods were valued at estimated selling price less estimated disposal costs and a reasonable profit allowance for selling effort. Additionally, fresh-start accounting adjustments for supply and spare parts inventory items of $22 million were a partial offset.

r.
The adjustment to other current assets includes a $7 million prepaid insurance balance and $2 million of other deferred fee amounts with no future benefit to the Successor. Additionally, this adjustment includes a $5 million decrease in deferred tax assets associated with fair value adjustments (see explanatory note aa for additional details related to deferred tax adjustments).

s.
The Company estimates that the book value of property and equipment exceeds the fair value by $240 million after giving consideration to the highest and best use of the assets. Fair value estimates were based on a combination of the cost or market approach, as appropriate. Fair value under the market approach was based on recent sale transactions for similar assets, while fair value under the cost approach was based on the amount required to construct or purchase an asset of equal utility, considering physical deterioration, functional obsolescence and economic obsolescence.

t.
Investments in non-consolidated affiliates were recorded at fair value primarily based on an income approach utilizing the dividend discount model. Significant assumptions included estimated future dividends for each applicable non-consolidated affiliate and discount rates.

u.
Identifiable intangible assets are primarily comprised of developed technology, customer-related intangibles and trade names. Fair value estimates of intangible assets were based on income approaches utilizing projected financial information consistent with the Fourth Amended Disclosure Statement, as described below:

•
Developed technology and trade name intangible assets were valued using the relief from royalty method, which estimates the value of an intangible asset to be equal to the present value of future royalties that would be paid for the right to use the asset if it were not owned. Significant assumptions included estimated future revenues for each technology category and trade name, royalty rates, tax rates and discount rates.

•
Customer related intangible assets were valued using the multi-period excess earnings method, which estimates the value of an intangible asset to be equal to the present value of future earnings attributable to the asset group after recognition of required returns to other contributory assets. Significant assumptions included estimated future revenues for existing customers, retention rates based on historical experience, tax rates, discount rates, and contributory asset charges including employee intangibles.

v.
Reorganization value in excess of the fair value allocated to identifiable tangible and intangible assets was recorded as goodwill. In adjusting the balance sheet accounts to fair value, the Company estimated excess reorganization value of approximately $38 million, which has been reflected as goodwill and was determined as follows (dollars in millions):

Enterprise value	$2,390
Add: Estimated fair value of non-debt liabilities	2,751
Reorganization value	5,141
Less: Estimated fair value of assets	5,103
Reorganization value in excess of fair value of assets	$38

w.
Adjustments to other non-current assets included a decrease of $10 million related to deferred tax assets associated with fair value adjustments and a decrease of $4 million related to discounting of amounts due in future periods (see explanatory note aa for additional details related to deferred tax adjustments).

x.
The adjustments to accrued employee liabilities and employee benefits are related to the remeasurement of pension and OPEB obligations at the Effective Date, based on certain assumptions including discount rates.

y.
The adjustments to other current and other non-current liabilities include decreases of $51 million and $31 million, respectively, to eliminate deferred revenue, which was initially recorded in connection with payments received from customers under various support and accommodation agreements. The decrease in other current liabilities also includes $5 million for discounting of future obligations, while the decrease in non-current liabilities also includes $8 million for non-income tax liabilities and $5 million for tax liabilities, partially offset by $6 million related to leasehold intangibles (see explanatory note aa for additional details related to deferred tax adjustments).

z.
Non-controlling interests are recorded at fair value based on publicly available market values, where possible, and based on other customary valuation methodologies where publicly available market values are not possible, including comparable company and discounted cash flow models. The Company estimates that the fair value of non-controlling interests exceeds book value by $308 million.

aa.
Deferred tax impacts associated with fresh-start adjustments result from changes in the book values of tangible and intangible assets while the tax basis in such assets remains unchanged. The Company anticipates that a full valuation allowance will be maintained in the U.S.; accordingly this adjustment relates to the portion of fresh-start adjustments applicable to certain non-U.S. jurisdictions where the Company is subject to and pays income taxes. Additionally, the amount of non-U.S. accumulated earnings considered permanently reinvested was modified in connection with the adoption of fresh-start accounting, resulting in a decrease in deferred tax liabilities associated with foreign withholding taxes of approximately $30 million. Deferred tax adjustments include the following (dollars in millions):

Balance Sheet Account Classification:
Other current assets	$2
Other non-current assets	10
Deferred income taxes	27
Net increase in deferred tax liabilities	39
Other balance sheet adjustments	2
Net tax expense related to fresh-start adjustments	$41